                                                                 EXHIBIT B

THE PREFERRED STOCK OFFERED HEREBY AND THE SHARES OF COMMON STOCK OF MASTER GLAZIER'S KARATE INTERNATIONAL, INC. TO BE ISSUED UPON ANY CONVERSION OF THE PREFERRED STOCK HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE OFFERED OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.


               CONVERTIBLE PREFERRED STOCK SUBSCRIPTION AGREEMENT

         This Convertible Preferred Stock Subscription Agreement (the "Agreement") is executed by Mark Glazier, Fair Lane, LLC, Cristine Cowan, Euro Translation Group and CRC Partners, Ltd. (the "Subscribers") in connection with the offer and the subscription of the undersigned to purchase at par an aggregate of 750,000 shares of Convertible Preferred Stock, par value $1.20 per share (the "Stock") issued by Master Glazier's Karate International, Inc., a Delaware corporation (the "Company"). The terms and provisions of the Stock are attached hereto as Exhibit A. This Agreement and the offer and sale of the Stock contemplated hereby are being made in reliance upon the provisions of Regulation D ("Regulation D") under the Securities Act. The Subscribers, in order to induce the Company to enter into the transaction contemplated hereby and acknowledging that the Company will rely thereon, represent, warrant and agree as follows:

         1. Subscription; Purchase Price. The Subscribers hereby purchase and subscribe for the Stock for an aggregate price of $900,000. The closing of the transactions contemplated hereby shall take place on October 18, 1996. The date on which the closing occurs is hereby referred to as the "Closing Date." At the closing of the transactions hereunder (the "Closing") payment shall be made by wire transfer or certified check against delivery of the Stock to Biltmore Securities, Inc., as agent and custodian for the Subscribers.

         2. Subscriber Representations. Each Subscriber hereby represents, warrants, covenants and agrees as follows:

                  (a) Accredited Investor Status. Each Subscriber represents and warrants to the Company that (i) Subscriber is an "accredited investor" as that term is defined in Rule 501 of Regulation D; and
         (ii) the true and correct principal address, telephone number and social security number of the Subscriber is set forth on Exhibit B attached hereto. The Subscriber acknowledges that all offering documents received by the Subscriber with respect to the offering of the Stock include statements to the effect that the Stock have not been registered under the Securities Act and may not be offered or sold unless said securities are registered under the Securities Act or an exemption from the registration requirements of the Securities Act is available. The

         Subscriber has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of, and protecting his interests in connection with, an investment in the Stock. The Subscriber is acquiring the Stock for his own account for investment, and not for the benefit or account of any other person, without the present intent to distribute such securities. The Subscriber is fully aware of the risks involved in purchasing the Stock, and understands and acknowledges that the Stock offered hereby represents a speculative investment. Each Subscriber is financially able to hold the Stock for an indefinite period. The net worth of each Subscriber (or each of its members) is equal to or greater than $1,000,000.

                  (b) Independent Investigation. Each Subscriber in electing to subscribe for the Stock hereunder has relied solely upon the representations and warranties of the Company set forth in this Agreement, on the reports filed by the Company with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act'), and on independent investigation made by him or his representatives, if any, and Subscriber has been given no oral or written representations or assurance from the Company or any representative of the Company other than as set forth in this Agreement or in a document executed by a duly authorized representative of the Company. The Subscriber is not relying on the Company with respect to the tax or other economic considerations of any investment in the Stock and the Subscriber has relied on the advice of, or consulted with, only his own advisors.

                  (c) No Government Recommendation or Approval. Subscriber understands that no United States federal or state agency, or similar agency has passed on or made any recommendation or endorsement of the Company, this transaction or the purchase of the Stock.

         3. Company Representations. The Company hereby represents, warrants, covenants and agrees as follows:

                  (a) Due Organization Reporting Company Status. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified as a foreign corporation in all jurisdictions in which the failure to so qualify would have a material adverse effect on the Company and its subsidiaries, if any, taken as a whole. The Company has registered its Common Stock pursuant to Section 12 of the Exchange Act and the Common Stock is listed and trades on the NASDAQ SmallCap Stock Market. The Company has filed all material required to be filed pursuant to all reporting obligations under either Section 13(a) or 15(d) of the Exchange Act for a period of at least twelve (12) months immediately preceding the offer or sale of the Stock (or for such shorter period that the Company has been required to file such material).

                  (b) Concerning the Stock. The issuance, sale and delivery of the Stock is within the Company's corporate powers and have been duly authorized by all required corporation action on the part of the Company. The shares of Common Stock issuable upon conversion of the Stock purchased under this Agreement, upon shareholder approval will be duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Stock, shall be duly and validly issued, fully paid and nonassessable.

                  (c) Subscription Agreement. This Agreement has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding agreement enforceable against the Company in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

                  (d) Non-Contravention. The execution and delivery of this Agreement and the consummation of the issuance of the Stock and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or result in the creation or imposition of any lien or charge upon the assets of the Company pursuant to the certificate of incorporation or by-laws of the Company, or any material indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation of the United States or of any state thereof or any applicable decree, judgment or order of any Federal or state court, Federal or state regulatory body, administrative agency or other United States governmental body having jurisdiction over the Company or any of its properties or assets.

                  (e) Litigation. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, or exchange or market where the securities of the Company are listed for trading, now pending or, to the knowledge of the Company, threatened, against or affecting the Company, or any of its properties, which could result in any material adverse change in the condition (financial or otherwise) or in the earnings, business affairs or business prospects of the Company, or which could materially and adversely affect the properties or assets thereof.

                  (f) No Default. The Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property is bound.

                  (g) SEC Filings. None of the Company's filings with the SEC since October 15, 1993, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has since October 15, 1993, filed all requisite forms, reports and exhibits thereto with the SEC.

                  (h) Full Disclosure. There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been disclosed in writing to the Subscribers that (i) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise) and the earnings, business affairs, business prospects, properties or assets of the Company or (ii) could reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement.

         4. Covenants of the Company. The Company covenants and agrees with the Subscribers that:

                  (a) For so long as the Stock held by the Subscribers remains outstanding, it will use its best efforts to maintain the listing of its Common Stock, including Common Stock issuable upon conversion of the Stock on the NASDAQ Stock Market;

                  (b) It will forthwith take appropriate action as may be required under applicable corporate or securities laws or regulations to secure the affirmative vote of the requisite number of shares of capital stock to implement the transactions hereunder, including but not limited to appropriate amendment of the Company's Certificate of Incorporation;

                  (c) For so long as the Stock held by the Subscribers remains outstanding, it will permit each Subscriber to exercise his right to convert the Stock, in whole or in part, by facsimile transmission an executed and completed Notice of Conversion to the Company and delivering the original Notice of Conversion and the subject Stock to the Company by express courier. Each date on which a Notice of Conversion is sent by facsimile to and received by the Company in accordance with the provisions hereof shall be deemed a "Conversion Date." The Company will transmit the certificates representing shares of Common Stock issuable upon conversion of the Stock (together with certificates representing the Stock not so converted), if necessary, to the subject Subscriber via express courier, by electronic transfer or otherwise, within five (5) business days after the Conversion Date if the Company has received the original Notice of Conversion and Stock being so converted by such date. In addition to any other remedies which may be available to the Subscribers, in the event that the Company fails for any reason to effect delivery of such shares of Common Stock within such five (5) business day period, the subject Subscriber will be entitled to revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company whereupon the Company and the Subscriber shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion; and

                  (d) If after ninety days following the Closing Date the Company's Common Stock, including Common Stock issuable upon conversion of the Stock, is not then listed for trading on the NASDAQ Stock Market without qualification, then the Purchase Price paid under Paragraph 1 above forthwith shall be returned to the Subscribers without interest or deduction.

         5. Reliance on Representations. Each Subscriber understands that (i) the offer and sale of the Stock is not being registered under the Securities Act or any State or foreign securities law, (ii) the Company and each Subscriber are relying on the rules governing offers and sales made pursuant to Regulation D and (iii) the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscribers set forth herein in order to determine the applicability of Regulation D and the suitability of the Subscriber to acquire the Stock. Each Subscriber has full power and authority to execute and deliver the Agreement and to perform his obligations hereunder and this Agreement is a legally binding obligation of each Subscriber in accordance with its terms. Except as set forth in Paragraph 8 hereof, each Subscriber understands that the Company is under no obligation to register the Stock or the shares of Common Stock issuable upon conversion of the Stock on his behalf, or to assist him in complying with any exemption from registration under the Securities Act or under the securities laws of any state of the United States or under any foreign jurisdiction.

         6. Resales. Each Subscriber acknowledges and agrees that the Stock or the shares of Common Stock issuable upon conversion of the Stock may only be resold (a) in compliance with Regulation D;
(b) under a Registration Statement under the Securities Act; or (c) in accordance with an exemption from registration under the Securities Act other than Regulation D.

         7. Indemnification. Each of the Company and each Subscriber agrees to indemnify the other and hold the other harmless from and against any and all losses, damages, liabilities, costs, expenses (including reasonable attorneys' fees) and costs of investigation which the other may sustain or incur in connection with the breach by the indemnifying party of any representation, warranty or covenant made by it in this Agreement.

         8. Registration. After the expiration of thirty days following the Closing, the Company shall be required, at the request of any Subscriber and at the Company's expense, to use its best efforts to effect the registration of such shares of Common Stock as so registered under the Securities Act, and relevant Blue Sky laws as promptly as is practicable. The Company and the subject Subscriber shall cooperate in good faith in connection with the furnishing of information required for such registration and the taking of such other actions as may be legally or commercially necessary in order to effect such registration. The subject Subscriber shall furnish such information as the Company may reasonably request for inclusion in the registration statement relating to the shares of Common Stock issuable upon conversion of the Stock. The Company shall file a registration statement within thirty (30) days after receipt of the Subscriber's written demand therefor and shall use its best efforts to cause such registration statement to become effective within sixty
(60) days thereafter. Such best efforts shall include, but shall not be limited to, responding to all comments received from the staff of the SEC and promptly preparing and filing amendments to such registration statement which are responsive to the comments received from the staff of the SEC within thirty
(30) days. Once declared effective by the SEC, the Company shall cause such registration statement to remain effective until the earlier of (i) the sale by the relevant Subscriber of all shares of Common Stock so registered or (ii) 180 days after the effective date of such registration statement. The Company shall bear all registration expenses including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, reasonable fees and disbursements of one counsel for all the selling holders of Common Stock, and accounting fees and expenses incurred in connection with any registration, qualification or compliance of the Common Stock pursuant to this Agreement.

         9. Notices. Any notice to be given or to be served upon any party to this Agreement in connection with this Agreement must be in writing and will be deemed to have been given and received upon confirmed receipt, if sent by facsimile, or two (2) days after it has been submitted for delivery by Federal Express or any equivalent carrier, charges prepaid and addressed to the following addresses with a confirmation of delivery:

         If to the Company, to:

                  Master Glazier's Karate International, Inc.
                  Piscataway Center
                  377 Hoes Lane
                  Piscataway, New Jersey  08854
                  Attention:  Mark Glazier
                  Phone No.:  908-354-2349
                  Fax No.:    908-981-8982

         If to the Subscribers, to:

                  Mark Glazier
                  Fair Lane, LLC
                  Cristine Cowan
                  Euro Translation Group
                  CRC Partners, Ltd.
                  c/o Biltmore Securities, Inc.
                  6700 North Andrews Avenue
                  Suite 500
                  Fort Lauderdale, Florida  33309
                  Attention:  Elliot Loewenstern
                  Phone No.: 954-351-4200
                  Fax No.:   954-351-4205

Any party may, at any time by giving notice to the other party, designate any other address in substitution of an address established pursuant to the foregoing to which such notice will be given.

         10. Multiple Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original but all of which will constitute one and the same instrument. However, in enforcing any party's rights under this Agreement it will be necessary to produce only one copy of this Agreement signed by the party to be charged.

         11. Certain Agreements. The Company represents, warrants and covenants that, except in accordance with this Paragraph 11, during the one year following the Closing of this transaction, neither the Company, nor any affiliate of the Company, nor any person acting on behalf of the Company shall agree to enter, enter into, or consummate any subsequent securities offering other than an offering registered under the Securities Act ("Future Offering"). In the event a Future Offering is entered into by the Company prior to the one year anniversary of the Closing Date hereof, the Company shall give written notice of such transaction to the Subscribers and shall place restrictions upon the transfer, exercisability or convertibility, as the case may be, of the securities issued in the

Future Offering such that any future subscriber shall not have unrestricted, freely tradeable common stock of the Company prior to such time as the Stock is one hundred percent (100%) converted. The Company shall not engage in any Regulation D transactions from the period commencing with Closing Date and terminating on December 31, 1997, without first offering the Subscribers the opportunity (which shall remain open for a period of five business days from the date the Subscribers receive notice thereof) to purchase up to all of such additional Regulation D securities (in the discretion of the Subscribers) on the terms and provisions which the Company proposes to offer such additional Regulation D securities to such third parties. The Company further covenants and agrees to provide the Subscribers with prompt notice (in any event not later than two business day after the fact) of the date of closing and the substantive terms and provisions of any subsequent Regulation D transaction with any third party which was the subject of the right of first offer described in this Section 11.

         12. Fees and Expenses. Each of the Subscribers and the Company agrees to pay his or its own expenses incident to the performance of its obligations hereunder including, but not limited to, the fees and disbursements of such party's legal counsel.

         13. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and assigns, and no other person shall have any right or obligation hereunder. This Agreement shall not be assignable by any party without the prior written consent of the other, and any assignment in violation hereof shall be void.

         14. Entire Agreement. This Agreement delivered hereunder constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral or written proposals or agreements related thereto. This Agreement may not be amended or any provision hereof waived, in whole or in part, except by a written amendment signed by all of the parties hereto.

         15. Governing Law. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of Florida, without reference to principles of conflicts of law. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any county having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

         16. Severability. In the case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

         The undersigned acknowledges that this Agreement shall not be effective unless and until accepted by the Company as indicated below.

Dated as of this _____ day of October, 1996.

-------------------------------         -------------------------------
Cristine Cowan                                   Mark Glazier

EURO TRANSLATION GROUP                  FAIR LANE, LLC

By:____________________________         By:____________________________
                                           Elliot Loewenstern, Manager

                                        CRC PARTNERS, LTD.


                                        By:____________________________
                                           ______________, Manager


         THIS SUBSCRIPTION IS ACCEPTED BY THE COMPANY ON THE ___ DAY OF OCTOBER, 1996.

                                   MASTER GLAZIER'S KARATE
                                   INTERNATIONAL, INC.

                                   By:___________________________________

                                   Name:_________________________________

                                   Title:________________________________